SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 20, 2013

MORGAN STANLEY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
1585 Broadway New York, New York 10036
(Address, including Zip Code, Principal Executive Offices)

(212) 761-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-d2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4e(c))

Item 8.01.                      Other Events.

On December 20, 2013, Morgan Stanley and a subsidiary of Rosneft Oil Company (“Rosneft”) entered into a Purchase Agreement (the “Purchase Agreement”) pursuant to which Morgan Stanley will sell the global oil merchanting unit of its commodities division to Rosneft. The transaction is subject to regulatory approvals and other customary conditions and is expected to close in the second half of 2014.

Also on December 20, 2013, Morgan Stanley issued a press release announcing entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release issued by Morgan Stanley on December 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN STANLEY

Date:	December 20, 2013	By:	/s/ Martin Cohen
			Name:	Martin Cohen
			Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Morgan Stanley on December 20, 2013.